Events After the Reporting Date	6 Months Ended
Jun. 30, 2023
Events After the Reporting Date [Abstract]
Events After the Reporting Date

Note 10 - Events after the Reporting Date

a.	After the reporting period, in July 2023, the Company increased the offer price of the special tender offer for Stratasys' ordinary shares from $20.05 to $24.00 per share in cash, and then from $24.00 to $25.00 per ordinary share in cash. On August 1, 2023, the Company announced the expiration of the special partial tender offer to purchase between 31.9% and 36.9% of the outstanding ordinary shares of Stratasys for $25.00 per share. Based on information provided by Computershare Trust Company, N.A., the depositary for the special tender offer, at the expiration date of the tender offer, approximately 5.6% of the outstanding Stratasys shares had been validly tendered and not properly withdrawn, which was below the required minimum condition. The Company did not waive the minimum condition. Additionally, as anticipated, the rights plan condition of the special tender offer was not met in part due to the Stratasys Board’s refusal to redeem or terminate its shareholder rights plan. The Company determined that accepting shares in the offer would likely trigger the shareholder rights plan and did not waive such condition to accepting tendered shares. Because these conditions were not met before the special tender offer expired, no ordinary shares of Stratasys were accepted in the special tender offer.

b.	In August 2023, the Group granted 115,000 options and 325,000 RSUs to employees of the Company. The options and RSUs represent the right to receive ordinary shares at a future time and vest over a period of three to four years.

c.	After the reporting period, during July and August, the Company acquired 17,070,131 of the Company’s ADSs and recorded an increase in the reserve for treasury shares of $54,403 thousand.

d.	After the reporting period, in August 2023, the Company acquired certain technology and intellectual property of the U.K.-based company Additive Flow (“Additive Flow”), in the field of 3D design simulation and optimization. Additive Flow has developed high-performance and high-quality simulation software for mechanical, thermal, thermo-mechanical properties, along with frequency and fatigue across a range of materials and processes.

e.	With respect to the Complaint, on July 14, 2023, following the federal court’s decision declining to exercise jurisdiction concerning the Company’s state law claims against Defendants, the Company initiated litigation in state court in the Supreme Court for the County of New York, Commercial Division. The Company’s complaint in that action alleges that Defendants breached multiple provisions of the contract that governs their holdings of the Company’s ADSs and were unjustly enriched through their improper trading of the Company’s ADSs. On August 3, 2023, the court issued a decision staying the Company’s claims pending a post-trial ruling in a separate litigation, Murchinson Ltd. v. Nano, 57198-03-23 (Central District of Lod), pending in Israel. At this preliminary stage, the likely outcome of this lawsuit is speculative and difficult to predict with certainty.

f.	With respect to the complaint filed by Murchinson a in the Southern District of New York alleging that the Company and its directors violated New York Civil Rights Law §§ 70-a and 76-a when they initiated the above-referenced litigation in the Southern District of New York: on August 9, 2023, the Company filed a motion to dismiss the complaint in its entirety, arguing, inter alia, that the court lacks jurisdiction to hear the claims and that Murchinson’s complaint fails on the merits. The Company’s motion to dismiss is currently scheduled to be fully briefed in September 2023, and the court will likely issue a decision after that. Discovery in this action is stayed pending resolution of the Company’s motion to dismiss.